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CONTRAT DE TRAVAIL

entre

OVALE SA, ayant son siège 36, boulevard Helvétique, 1207 Genève (désigné ci-après : "l'Employeur"), représentée par Messieurs Charles BERNEY, Frédéric COTTIER

d'une part

et

Monsieur Vladimir FABERT, domicilié 1, chemin de la Savonnière, 1245 Collonge-Bellerive (désigné ci-après : "l'Employé")

d'autre part

*  *  *

Il a été convenu et arrêté ce qui suit :

ARTICLE  1

Fonction

Monsieur Vladimir FABERT est engagé par l'Employeur en qualité de directeur.

Ses tâches consistent notamment :

-        développer, implanter et positionner la marque OVALE au moyen de l'ouverture de boutiques et de corner, tant en Suisse qu'à l'étranger;

-        assurer en collaboration avec Monsieur Gilles NEVEU, designer, du renouvellement de la collection;

-        assurer le suivi administratif des entités suisses et françaises;

-        assurer le suivi des stocks.

ARTICLE 2

Début et durée

L'Employé prend ses fonctions à partir du 1er janvier 2003 et ce pour une durée indéterminée.

Chaque partie pourra résilier le présent contrat de travail en application de l'article 335 c du Code des Obligations suisse.

ARTICLE 3

Rémunération

En contrepartie de sa prestation de travail, l'Employé perçoit un salaire mensuel brut de CHF 15'000.- pour l'année 2003, treize fois l'an, et de CHF 20'000.-, douze fois l'an, dès le 1er janvier 2004.

ARTICLE 4

Cotisations sociales

Sont à déduire du salaire toutes les primes prévues par la loi pour les assurances sociales (AVS/AI/APG/AC/LPP.

L'Employeur prend à sa charge la prime d'assurance accidents professionnels.

ARTICLE 5

Horaire de travail et heures supplémentaires

L'horaire de travail est fixé à 40 heures par semaine.

L'Employé n'aura pas droit au remboursement des heures supplémentaires qu'il pourrait effectuer compte tenu de son statut.

ARTICLE 6

Vacances annuelles

L'Employé a droit à 5 semaines de vacances par année civile.

Le droit aux vacances pourra être exercé pendant l'année civile ou, au plus tard, dans les 6 mois qui suivent sa clôture.

ARTICLE 7

Empêchement de travailler

Si, pour quelques raisons que ce soit, l'Employé est empêché de fournir sa prestation, il est tenu de le communiquer sans retard à l'Employeur au plus tard le matin du jour de travail suivant.

L'Employé est assuré conformément aux prescriptions de la LAA contre les accidents professionnels.

En cas d'empêchement de travailler sans faute par suite de maladie, etc., l'Employé à droit à son salaire pendant une période limitée. Il est tenu de présenter un certificat médical au plus tard le 3ème jour de maladie.

L'échelle bernoise s'applique pendant toute la durée de l'obligation de versement de salaire conformément à l'article 324 a et b du Code des Obligations suisse.

ARTICLE 8

Devoir de confidentialité

L'Employé s'engage à veiller au respect des intérêts de l'Employeur et à observer le secret le plus strict sur les affaires de la société et autres informations la concernant.

Tout au long des rapports de travail, il fait preuve d'une discrétion absolue, obligation de réserve qui perdure après la dissolution du contrat de travail.

ARTICLE 9

Modification du contrat

Toute modification du présent contrat devra faire l'objet d'un avenant passé en la forme écrite.

ARTICLE 10

Droit applicable et for

Le présent contrat est soumis au droit suisse.

Tout litige résultant de l'exécution et/ou de l'interprétation du présent contrat sera soumis à la juridiction exclusive des tribunaux compétents genevois, sous réserve d'un éventuel recours au Tribunal Fédéral.

Fait à Genève, en deux exemplaires, le …….. .. 2004

OVALE SA                                                             Vladimir FABERT

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